UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 _____________________________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 5, 2023
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DXC TECHNOLOGY COMPANY
(Exact name of Registrant as specified in its charter)
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Nevada	001-38033	61-1800317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20408 Bashan Drive, Suite 231
Ashburn, Virginia 20147
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (703) 972-7000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	DXC	The New York Stock Exchange
1.750% Senior Notes Due 2026	DXC 26	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 5, 2023, the Company appointed Chris Drumgoole as new lead of its Cloud and ITO business, effective immediately. Vinod Bagal, who previously led DXC’s Cloud and ITO business, will be leaving the Company effective June 3, 2023. In connection with his departure, and in exchange for execution of a separation agreement and release (and not revoking the separation agreement), Mr. Bagal will receive a separation payment consistent with the terms previously disclosed in the Company’s 2022 proxy statement under the heading “Non-Change in Control Executive Officer Severance Policy (Severance Policy)”.

On April 5, 2023, the Company also appointed Jim Brady to the role of Chief Operating Officer effective immediately. Mr. Brady, age 56, joined the Company in June 2020 and served as President of the Americas Region until April 2022, when he was appointed Executive Vice President of Global Delivery. Before joining the Company, he served as Chief Operating Officer of Accumen Inc., a tech-enabled healthcare performance company, from July 2012 until June 2020. Before joining Accumen Inc., Mr. Brady served in a variety of leadership positions at Accenture from June 2006 until July 2012. Prior to that, Mr. Brady served 20 years at Honeywell in a variety of leadership roles, most recently as vice president of Integrated Supply Chain for the aerospace engines business.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DXC TECHNOLOGY COMPANY

Dated:	April 7, 2023	By:	/s/ Zafar A. Hasan
		Name:	Zafar A. Hasan
		Title:	Senior Vice President, Deputy General Counsel, and Board Secretary